UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 10, 2012 (December 4, 2012)

Active Power, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30939	74-2961657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2128 W. Braker Lane, BK12
Austin, Texas 78758
(Address of principal executive offices, including zip code)

(512) 836-6464
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2012, Benjamin L. Scott indicated that he had decided not to stand for re-election to the Company’s Board of Directors upon the expiration of his current term at the Company’s annual meeting of stockholders to be held in 2013.  The Board discussed Mr. Scott’s decision at its regularly scheduled meeting held on December 7, 2012 and, to assist with his transition from the Board, the Board unanimously voted to elect current director Dr. Ake Almgren to replace Mr. Scott as Chairman of the Board effective as of December 7, 2012.

On December 10, 2012, the Company issued a press release regarding such matters which release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits

   99.1     Press Release of Active Power, Inc. dated December 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVE POWER, INC.

Date: December 10, 2012	By:	/s/ J. Douglas Milner
J. Douglas Milner
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Active Power, Inc. dated December 10, 2012.